SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

(Amendment No. 2)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Mill City Ventures III, Ltd.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

MILL CITY VENTURES III, LTD.

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON DECEMBER 23, 2019

DATE AND TIME:	December 23, 2019; 8:00 a.m.

PLACE:	1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391

ITEMS OF BUSINESS:	To approve the following matter and action generally related to Mill City Ventures III, Ltd.’s intended strategy to change the focus of its business operations:

To approve the withdrawal of our election to be regulated as a business development company under the Investment Company Act of 1940.

WHO CAN VOTE:	You are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the meeting if you were a shareholder of record at the close of business on November 26, 2019.

VOTING:	Your vote is important and we urge you to vote. You may vote in person at the special meeting, or you may cause your shares to be voted by submitting a proxy by telephone, through the Internet or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). See Question 9 of “Questions and Answers About the Special Meeting and Voting” in the accompanying Proxy Statement for additional information regarding voting.

DATE OF DISTRIBUTION:	This notice, the Proxy Statement, and the accompanying proxy card are first being sent to our common shareholders on or about December 6, 2019.

By Order of the Board of Directors,

/s/ Douglas M. Polinsky
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 23, 2019

This Proxy Statement is available free of charge on the Internet at the website address identified on the enclosed proxy card.

PROXY STATEMENT

SPECIAL MEETING OF THE SHAREHOLDERS OF

MILL CITY VENTURES III, LTD.

This Proxy Statement contains information about the special meeting of Shareholders of Mill City Ventures III, Ltd. (“Mill City,” the “Company,” “we,” “our” and “us”).

Forward-Looking Statements

All statements contained herein that are not historical facts, including but not limited to statements regarding anticipated activity, are forward-looking in nature and involve a number of risks and uncertainties. We caution you that forward-looking statements are not guarantees. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC in the future, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

QUESTIONS AND ANSWERS
ABOUT THE SPECIAL MEETING AND VOTING

1.	WHY DID I RECEIVE THESE PROXY MATERIALS?

Our Board of Directors has approved a plan for Mill City to withdraw its election to be treated and regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”), and to immediately or shortly thereafter fall outside the definition of an “investment company” under the 1940 Act. This plan is generically referred to in this Proxy Statement as the “Plan.”

After the full implementation of the Plan, Mill City will (a) remain a publicly reporting company that files reports with the SEC pursuant to the Securities Exchange Act of 1934 (and may have a ticker on the OTC Markets or otherwise), (b) no longer be a BDC, and (c) will not be an investment company. In addition, but subject to shareholder approval of the proposal to withdraw our BDC election, the Board of Directors is seeking to change the nature of the business of the Company in order to ensure that, in the future, the Company will not once again be an “investment company.”

In furtherance of the Plan, Mill City is proposing that its shareholders approve the withdrawal of the Company’s election to be regulated as a BDC under the 1940 Act.

Our Board of Directors is furnishing this Proxy Statement to you to solicit proxies on its behalf to be voted on these matters at the special meeting on December 23, 2019 at 8:00 a.m., Central Time, at 1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391. The proxies also may be voted at any adjournments or postponements of the meeting.

2.	WHAT INFORMATION IS INCLUDED IN THIS PROXY STATEMENT?

This Proxy Statement contains important information about the special meeting and the proposals to be voted on at that meeting. You should read this Proxy Statement and the exhibits hereto carefully and in their entirety. By submitting a proxy, the enclosed voting materials allow you to have your shares voted at the special meeting without attending in person.

All properly executed written proxies, and all properly completed proxies submitted by telephone, by the Internet or by mail that are delivered pursuant to this solicitation will be voted at the special meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the completion of voting at the special meeting.

3.	HOW DOES MILL CITY ANTICIPATE EFFECTING THE PLAN?

Mill City intends to effect the Plan through (1) the continued disposition of its investment securities, (2) subject to receiving shareholder approval of the proposal contained herein, the disposition of sufficient investment securities so as to cause Mill City to fall outside the definition of an “investment company” under the 1940 Act, and (3) the withdrawal of Mill City’s BDC election through a filing to be made with the SEC.

In addition and as explained elsewhere in this Proxy Statement, the Board of Directors is seeking to change the nature of the business of the Company. This will most likely take the form of the Company becoming a holding company or pursuing a new specific line of business. Changing the nature of the Company’s business will help ensure that the Company will not be (or inadvertently become) an “investment company.” At this time, no specific new line of business for the Company has been determined. However, any business that the Board of Directors chooses to pursue or acquire will necessarily involve its own unique set of risks operational and acquisition or development risks. The investment risks to shareholders presented by operating a business could significant, and will in any event differ materially from the nature and kind of risks presented to shareholders and arising from Mill City’s operations as a BDC and ownership of a generally diversified pool of investments.

4.	WHAT ARE THE REASONS FOR THE PLAN?

Our Board of Directors has determined that the Plan is in the best interests of Mill City and its shareholders because the Company has concluded that it does not have the staffing and resources sufficient to ensure compliance with federal securities law requirements relating to policies and procedures designed to ensure compliance primarily with the rules and regulations issued under 1940 Act. In this way, the Plan will eliminate the risk to the Company and its shareholders that the Company’s failure to comply with these rules will redound to the detriment of the Company and shareholders through the issuance of cease-and-desist orders, the payment of fines, or other negative outcomes resulting from the Company’s failure to achieve satisfactory 1940 Act compliance. Any of these outcomes could have a material and adverse effect on the price of our common stock.

5.	WHAT ITEMS WILL BE VOTED ON AT THE SPECIAL MEETING?

Proposal	Board Recommendation	See Proxy Page
Approval of the Withdrawal of our Election to be Regulated as a Business Development Company under the Investment Company Act of 1940	FOR	9

Our Board of Directors does not intend to bring other matters before the special meeting except items incidental to the conduct of the meeting.

6.	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Each of Douglas M. Polinsky and Joseph A. Geraci, II, have been designated as proxies by the Board of Directors for the special meeting.

7.	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the special meeting is November 26, 2019 (the “record date”). The record date is established by the Board of Directors and only shareholders of record at the close of business on the record date are entitled to: (a) receive notice of the meeting; and (b) vote at the meeting and any adjournments or postponements of the meeting. Each shareholder of record on the record date is entitled to one vote for each share of our common stock held. On the record date, there were 11,067,402 shares of our common stock issued and legally outstanding.

8.	WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of stock are registered in your name on the books and records of our transfer agent, you are a shareholder of record. If you are a shareholder of record you may provide a proxy to vote your shares and may attend the special meeting in person and vote your shares at the special meeting.

If your shares of stock are held for you through an intermediary in the name of your broker, bank or other nominee, your shares are held in street name and you are a beneficial owner, not a shareholder of record. Shares beneficially owned through an intermediary in the name of your broker, bank or other nominee may be voted only by the record holder, so you will need to provide voting instructions to the record holder as to how your shares are to be voted at the special meeting. While the holders of shares in street name can attend the special meeting with proper identification as described below, such holders may not vote at the special meeting unless they have a proxy from the record holder to vote at the special meeting.

It is important that you vote your shares or submit a proxy if you are a shareholder of record and, if you hold shares in street name, that you provide appropriate voting instructions to your broker, bank or other nominee as discussed in the answer to Question 12 below.

9.	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

You may submit your proxy or vote your shares of our common stock by any of the following methods:

By Telephone or the Internet—Shareholders can have their shares voted by submitting a proxy via telephone or the Internet. The telephone and Internet procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

By Mail—A shareholder who receives a paper proxy card or voting instruction form or requests a paper proxy card or voting instruction form by telephone or Internet may elect to submit a proxy by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For shareholders of record, proxy cards submitted by mail must be received by the date and time of the special meeting. For shareholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by your broker, bank or other nominee for your shares to be voted.

In Person—Shares held in your name as the shareholder of record on the record date may be voted by you in person at the special meeting. Shares held beneficially by you in street name on the record date may be voted by you in person at the special meeting only if you obtain a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares and bring that proxy to the meeting.

10.	WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Shareholders should specify their voting choice for each matter on the accompanying proxy. If no specific choice is made for one or more matters, proxies that are signed and returned will be voted “FOR” each of the proposals that are not marked.

11.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please submit proxies with respect to all of these shares.

We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Pacific Stock Transfer. Pacific Stock Transfer’s address is 6725 Via Austi Parkway, Suite 300, Las Vegas, Nevada 89119; you can reach Pacific Stock Transfer at 1-800-785-7782.

12.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

Shareholders of Record: If you are a shareholder of record (see Question 8 above), your shares of common stock will not be voted if you do not provide your proxy unless you vote in person at the meeting.  It is important that your shares are voted in person or by proxy.

Street Name Holders: If your shares are held in street name (see Question 8 above) and you do not provide your signed and dated voting instruction form to your broker, bank or other nominee, your shares of common stock may not be voted by your broker, bank or other nominee because none of the proposals to be voted upon at the special meeting is considered “routine” under applicable rules.  It is, therefore, important that you vote your shares.

13.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions will have the same effect as a vote against the proposals at the special meeting. Because none of these proposals are considered “routine” matters for which brokers, banks or other nominees may vote uninstructed shares, there will be no broker non-votes.

14.	HOW CAN I REVOKE A PROXY?

The enclosed proxy is solicited on behalf of the Board of Directors and is revocable at any time prior to the voting of the proxy at the special meeting, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with our corporate office, addressed to our principal executive offices at 1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391. If you are a holder of record, in the event that you attend the special meeting, you may revoke your proxy and cast your vote personally. Simply attending the special meeting will not revoke a prior proxy.

15.	WHO WILL PAY THE COST OF THIS PROXY SOLICITATION?

The cost of this solicitation of proxies will be paid by Mill City. In addition to the use of mail, our officers and employees may solicit proxies by telephone or facsimile. Upon request, we will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock.

16.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

In order for us to conduct the special meeting, holders representing a majority of our outstanding shares of common stock entitled to vote as of November 26, 2019, must be present in person or by proxy at the special meeting. This is referred to as a quorum. Your shares are counted as present at the meeting if you attend the meeting in person or if you properly return a proxy by Internet, telephone or mail.

Abstentions and shares of record held by a broker, bank or other nominee that are instructed to be voted on any matter are included in determining the number of shares present. However, because no routine discretionary matters for which broker non-votes may be submitted will be considered at the special meeting, broker non-votes, if any, will not be treated as present at the special meeting or entitled to vote and will not be included in determining whether a quorum is present.

17.	ARE THERE DISSENTERS’ RIGHTS?

No.

18.	WHAT IS THE REQUIRED VOTE FOR EACH PROPOSAL TO BE APPROVED?

Proposal	Required Vote
Approval of the Withdrawal of our Election to be Regulated as a Business Development Company under the Investment Company Act of 1940	Approval of the withdrawal of our election to be regulated as a BDC requires an affirmative vote of a “majority” of our outstanding voting securities.* Abstentions will not count as affirmative votes and will therefore count against the proposal.

*	For purposes of this proposal, a “majority” of the outstanding voting securities, as defined in the 1940 Act, means the vote of (i) 67% or more of the shares of our common stock present at the special meeting, if the holders of 50% or more of our outstanding shares of Common Stock are present or represented by proxy, or (ii) more than 50% of the outstanding shares of our common stock, whichever is less.

PROPOSAL 1

APPROVAL OF THE WITHDRAWAL OF OUR

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

UNDER THE INVESTMENT COMPANY ACT OF 1940

Introduction

In February 2013, we elected to be regulated under the 1940 Act as a BDC. At that time, we operated as a closed-end investment company primarily engaged in the business of making loans to and investing in small- and medium-sized private U.S. companies and small- and micro-cap public companies. We have operated as a BDC since that time.

Following an evaluation of our operations and resources, our Board of Directors has determined that it is in the best interest of our Company and our shareholders to cease operating as a BDC and to avoid the additional regulation and compliance-related efforts and expenses required under 1940 Act. In sum, the Board of Directors has concluded that the Company lacks the proper resources, staffing and expertise to effectively ensure compliance with the various requirements under the 1940 Act. This conclusion was not reached arbitrarily. The Company’s management and legal counsel have recommended that the Company seek to withdraw its election to be treated as a BDC. As a consequence, our Board of Directors has recommended the approval of a proposal to withdraw our election to be regulated as a BDC. Pursuant to the 1940 Act, such election cannot be withdrawn without the approval of the holders of a “majority” of our outstanding voting securities, as such term is defined in the 1940 Act.  For an explanation of how the 1940 Act defines the word “majority,” please see Question 18 above.

We have undertaken several steps to prepare for the withdrawal of our election to be regulated as a BDC. Among these steps, we (i) have been thoughtfully disposing of our positions in investment securities (without reinvestment) so that our mix of balance sheet assets will soon, after the receipt of approval for this proposal, cause us to fall outside the definition of an “investment company,” (ii) have consulted with legal counsel as to the requirements for withdrawing our election as a BDC, and (iii) are considering other business pursuits to undertake so as to ensure that we will not be classified as an “investment company” under the 1940 Act in the future. In this latter regard, we have not yet formalized a definitive plan to undertake a new business.

If our shareholders approve this proposal, we anticipate withdrawing our election to be regulated as a BDC by filing a Form N-54C with the SEC. We anticipate that this filing would be made at or effective upon the end of calendar year 2019. Immediately following our withdrawal of the BDC election, we will continue to be a reporting company under the Exchange Act, but we will no longer be a BDC and, assuming that we complete the disposition of certain of our assets (i.e., investment securities) and begin pursuing a new line of business, we will not again become subject to the provisions of the 1940 Act.

Effect on the Company and Shareholders

Upon the withdrawal of our election to be treated as a BDC, we will no longer be subject to regulation under the 1940 Act. The regulation of BDC’s under the 1940 Act is designed to protect the interests of investors in investment companies. Consequently, if and when we are no longer a BDC, the special protections for our shareholders under the 1940 Act will no longer apply to us or protect our investors. Our shareholders will instead be substantively protected only by state corporate law. In our case, we are a Minnesota corporation and the corporate laws of that state will be the basis for most, if not all, substantive protections for our shareholders.

More specifically, if this proposal is approved and we withdraw our BDC election, then our shareholders would no longer have the following protections under the 1940 Act and the regulations issued thereunder:

•	We would no longer be subject to the requirement in Section 61 of the 1940 Act that we maintain a ratio of assets to senior securities (such as senior debt or preferred stock) of at least 200%. This means that we could generally issue preferred stock and debt without limitation, subject only to the approval of our Board of Directors.

•	We would no longer be prohibited from protecting any director or officer against any liability to the Company or our shareholders arising from willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person’s office, although there are similar limitations under Minnesota law and our charter documents (i.e., our Certificate of Incorporation and corporate bylaws) that would still apply.

•	We would no longer be required to provide and maintain an investment company fidelity bond issued by a reputable insurance company to protect us against larceny and embezzlement.

•	We would no longer be required to ensure that a majority of our directors are persons who are not “interested persons,” as that term is defined in the 1940 Act, and certain persons that would be prevented from serving on our Board if we were a BDC (such as investment bankers) would be able to serve on our Board. However, immediately after our withdrawal of the BDC election we will remain subject to the requirements of the Exchange Act and any then-applicable listing standards that generally require members of our audit committee to be “independent.” We do not expect any immediate change to the composition of our directors in connection with the withdrawal of our BDC election.

•	We would no longer be subject to provisions of the 1940 Act regulating, and in many cases prohibiting, transactions between BDCs and certain affiliates of ours. For example, BDCs cannot engage in transactions with officers, directors, affiliates or certain significant shareholders or their affiliates, without some kind of approval. In some cases, an approval of the disinterested directors on our board is required, and in other cases an exemptive order from the SEC is required. None of these special approvals will be legally required, however, once we are no longer subject to regulation as a BDC.

•	We would no longer be subject to provisions of the 1940 Act restricting our ability to issue shares below the net asset value (NAV) of those shares, or in exchange for services, or to issue warrants and options (including issuing warrants and options to members of our Board of Directors or management). This means that, like most public reporting companies that are not investment companies, our Board of Directors will have complete control over capital matters, including whether and at what price to offer and sell our securities, including common stock, preferred stock, warrants and options.

•	We would be able to change the nature of our business and fundamental policies without having to obtain the approval of our shareholders.

•	As indicated above, we would no longer be subject to provisions of the 1940 Act limiting our ability to borrow and incur debt. Our Board of Directors would be able to decide whether, when and how much money to borrow. Apart from fiduciary principles, there would be no legal limit on the ability of the board to make these decisions and offer and sell debt.

The following table outlines certain key similarities and differences in our structure and governance if the proposal is approved:

	Before Withdrawal of BDC Election	After Withdrawal of BDC Election
Regulated by the 1940 Act?	Yes	No
Subject to the BDC 70% Test?	Yes	No
Subject to the Exchange Act?	Yes	Yes
Annual Base Management Fee?	N/A	N/A
Incentive Management Fee?	N/A	N/A
Maximum Leverage?	50% of our asset value	No Legal Limit
Independent Directors?	Majority	Majority

In addition to elimination of the substantive protections for investors arising under the 1940 Act (summarized above), the withdrawal of Mill City’s BDC election, its ceasing to be an investment company, and its ultimate decision to pursue a new operating business through acquisition or development will necessarily involve its own unique set of risks operational and acquisition or development risks. The investment risks to shareholders presented by operating a business could significant, and will in any event differ materially from the nature and kind of risks presented to shareholders and arising from Mill City’s operations as a BDC and ownership of a generally diversified pool of investments. You should understand that Mill City does not intend to seek shareholder approval for the specific business operations that it may undertake in the future. The decision as to what business operation to acquire or develop, and when, is expected to be made by the Board of Directors.

Effect on Financial Statements and Tax Status

Our change in business so as not to be an investment company and our election to withdraw as a BDC under the 1940 Act will result in a significant change in our required method of accounting.

Our BDC financial statements are presented and accounted for under the specialized method of accounting applicable to investment companies, which requires us to recognize our investments, including controlled investments, at fair value. As a BDC, we are precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy or an investment in a controlled operating company that provides substantially all of its services to us. Operating companies are required to account for investments based on the degree of control or influence they can exert over the entity and therefore are required to consolidate controlled entities and use either the equity method of accounting, fair value option or historical cost method of accounting for the financial statement presentation and accounting of other securities held. Following implementation of the Plan, we expect to elect the fair value option for our investments in other securities. Accordingly, the change in our accounting method could have a material impact on the presentation of our financial statements commencing on the day we withdraw our BDC election.

We do not believe that the withdrawal of our election to be treated as a BDC will have any impact on our federal income-tax status, since we are currently not treated as a “registered investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), but rather are subject to corporate-level federal-income tax on our income (without regard to any distributions we make to our shareholders) as a “regular” corporation under Subchapter C of the Code.

Anticipated Timeline

If this proposal is approved at the special meeting, the withdrawal will become effective upon receipt by the SEC of the filing of our “Notification of Withdrawal” on Form N-54C, which we anticipate will be filed before the end of calendar year 2019. After the Notification of Withdrawal of our BDC election is filed with the SEC, we will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

Vote Required

Under the 1940 Act, approval of the withdrawal of our election to be regulated as a BDC requires an affirmative vote of a “majority” of all of the Company’s outstanding voting securities, regardless of whether the holders of such shares are present and entitled to vote at the special meeting.

Under the 1940 Act, a “majority” of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the special meeting, if the holders of 50% or more of our outstanding shares of common stock are present or represented by proxy, or (ii) more than 50% of our outstanding shares of common stock, whichever is less. Abstentions will not count as affirmative votes and will therefore count against the proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE WITHDRAWAL OF OUR ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE 1940 ACT.

INFORMATION REGARDING COMPANY COMMON STOCK

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth as of  November 20, 2019 (unless otherwise indicated), the beneficial ownership of each current director, each of our named executive officers, our executive officers and directors as a group, and each shareholder known to management to own beneficially more than 5% of the issued and outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owners set forth in the table below have sole voting and investment power, and the business address of each of the following persons or entities is 1907 Wayzata Blvd., Suite 205, Wayzata, Minnesota 55391.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
Douglas M. Polinsky (2)	460,530	4.16%
Joseph A. Geraci, II (3)	728,078	6.58%
Howard Liszt (4)	-	*
Lyle Berman (5)	-	*
Laurence Zipkin (6)	-	*
Neal Linnihan SEP/IRA (7)	2,500,000	22.59%
Scott and Elizabeth Zbikowski (8)	1,865,000	16.85%
Donald Schreifels (9)	1,060,001	9.58%
David Bester	1,000,000	9.04%
Patrick Kinney (8)	929,547	8.54%
William Hartzell	650,000	5.87%
All current officers and directors as a group (9) (five persons)	1,035,581	9.36%

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes general voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of the applicable record date, are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person.

(2)	Mr. Polinsky is the Company’s Chairman and Chief Executive Officer. Includes 69,411 common shares held by Great North Capital Consultants, Inc. (f/k/a Great North Capital Corp.), a Minnesota corporation of which Mr. Polinsky is the sole shareholder, officer and director, 290,055 common shares held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Polinsky and Geraci, 180,164 common shares held individually by Mr. Polinsky, and 12,728 common shares Mr. Polinsky holds as a custodian for his children (beneficial ownership of which Mr. Polinsky disclaims).

(3)	Mr. Geraci is a director and the Company’s Chief Financial Officer. Includes 290,055 common shares held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Geraci and Polinsky, 420,750 common shares held by Mr. Geraci and 17,273 common shares held individually by Mr. Geraci’s spouse.

(4)	Mr. Liszt is a director of the Company.

(5)	Mr. Berman is a director of the Company.

(6)	Mr. Zipkin is a director of the Company.

(7)	Based upon a Schedule 13G filed by Mr. and Mrs. Zbikowski, Mr. Zbikowski is the beneficial owner of 1,240,000 shares, and Mrs. Zbikowski is the beneficial owner of 625,000 shares. Mr. and Mrs. Zbikowski are husband and wife.

(8)	Based upon a Schedule 13G filed by Mr. Kinney on March 19, 2013, Mr. Kinney may be deemed to be the beneficial owner of 942,278 shares, which includes 3,640 shares that are held in custodial accounts for the benefit of his grandchildren.

(9)	Consists of Messrs. Polinsky, Geraci, Liszt, Berman and Zipkin.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us. Based on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater-than-10% beneficial owners, we believe that during fiscal year 2018 all Section 16(a) filing requirements applicable to the executive officers, directors and shareholders were timely satisfied.

OTHER MATTERS

1.	WHO IS RESPONSIBLE FOR SHAREHOLDER COMMUNICATIONS?

The Board of Directors is of the view that management is primarily responsible for all communications on behalf of Mill City with shareholders and the public at large.

2.	HOW DO I COMMUNICATE WITH THE COMPANY’S BOARD OF DIRECTORS?

Shareholders who wish to communicate with the Board of Directors or with a particular director may send a letter to our any of our executive officers at Mill City Ventures III, Ltd., 1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s).

Under this process, our officers review all such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that deals with the functions of the Board of Directors or committees thereof or that the officers otherwise determine requires their attention. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and Valuation Committee. A copy of the committee charters and our Code of Ethics is available at our web site at www.millcityventures3.com.

3.	HOW CAN A SHAREHOLDER NOMINATE A DIRECTOR OR SUBMIT A PROPOSAL FOR THE NEXT ANNUAL MEETING?

Shareholder proposals or nominees for the Board of Directors must be made in accordance with the procedures described in the following question.

4.	HOW CAN A SHAREHOLDER SUBMIT A PROPOSAL FOR THE NEXT ANNUAL MEETING?

Proposals received from shareholders in accordance with Rule 14a-8 under the Exchange Act are given careful consideration by our Board of Directors. If a shareholder intends to present a proposal at our next annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act, in order for such shareholder proposal to be included in our Proxy Statement for that meeting, the proposal must be received by us at Mill City Ventures III, Ltd., 1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391, a reasonable amount of time prior to that meeting.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our Proxy Statement and proxy card relating to such meeting. Nothing in the response to this question shall be deemed to require us to include any shareholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

In order for a shareholder proposal submitted outside of Rule 14a-8, including any nominations for the Board of Directors made by shareholders, to be considered at our next annual meeting of shareholders, such proposal must be made by written notice and received by us not less than 60 days in advance of an annual meeting.  Such proposals should be submitted by certified mail, return-receipt requested.

5.	HOW CAN I OBTAIN A COPY OF THE COMPANY’S 2018 ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS?

Our 2018 Annual Report on Form 10-K containing audited financial statements, and Quarterly Report on Form 10-Q for the periods ended March 31 and June 30, 2019, are available both on our website at www.millcityventures3.com and at the SEC’s website at www.sec.gov. Additional copies of those reports (without exhibits, unless otherwise requested) are available in print, free of charge, to shareholders requesting a copy by writing to: Mill City Ventures III, Ltd., Investor Relations, 1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391, or by calling us at (952) 479-1920.

6.	WILL THE BOARD OF DIRECTORS BRING OTHER MATTERS BEFORE THE SPECIAL MEETING?

The Board of Directors does not intend to bring other matters before the special meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any adjournments or postponements thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in their discretion.

By Order of the Board of Directors:

/s/ Douglas M. Polinsky

Douglas M. Polinsky
Chief Executive Officer

MILL CITY VENTURES III, LTD.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 23, 2019
8:00 a.m.

1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Mill City Ventures III, Ltd.., hereby appoints Douglas M. Polinsky and Joseph A. Geraci, II, and each of them, as proxies, with full power of substitution and re-substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote at the special meeting of shareholders of the company to be held at the address and time indicated above, and at any and all adjournments thereof.

see reverse for voting instructions.

PROPOSAL: The Board of Directors recommends a vote FOR the approval of the withdrawal of the company’s election to be regulated as a business development company under the Investment Company Act of 1940.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the special meeting of shareholders. When properly executed, this proxy will be voted on the proposal set forth herein as directed by the shareholder. The undersigned authorizes the proxies to vote in their discretion upon such other business as may properly come before the meeting.

Dated:

X

X

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer(s). If a partnership, please sign in partnership name by authorized person(s).